                                                                      EXHIBIT 10









                             OFFICE BUILDING LEASE





                         SORRENTO WEST PROPERTIES, INC.


                                      AND



                          OCEANIC EXPLORATION COMPANY

ARTICLE 1         DEFINITIVE LEASE TERMS..........................................................................1
         Section 1.01      Office Building........................................................................1
         Section 1.02      Premises...............................................................................1
         Section 1.03      Term...................................................................................1
         Section 1.04      Commencement Date......................................................................1
         Section 1.05      Minimum Rent...........................................................................2
         Section 1.06      Grant..................................................................................2
         Section 1.07      Additional Rent........................................................................2
         Section 1.08      Use....................................................................................2

ARTICLE 2         ALTERATIONS AND ADDITIONS.......................................................................3
         Section 2.01      Alterations by Tenant..................................................................3

ARTICLE 3         OPERATING COST..................................................................................4
         Section 3.01      Additional Rent........................................................................4
         Section 3.02      Base Year..............................................................................4
         Section 3.03      Proportionate Share....................................................................4
         Section 3.04      Estimates and Payments.................................................................4
         Section 3.05      Extra Charges..........................................................................5
         Section 3.06      Operating Expenses Defined.............................................................5
                  A.       Taxes..................................................................................5
                  B.       Insurance..............................................................................5
                  C.       Common Area Maintenance Costs..........................................................6
                  D.       Other Maintenance .....................................................................7

ARTICLE 4         TENANT COVENANTS................................................................................8
         Section 4.01      Care of Premises.......................................................................8
         Section 4.02      Compliance with Law....................................................................8
         Section 4.03      Tenant's Insurance.....................................................................8

         Section 4.04      Tenant's Indemnification.............................................................. 9
         Section 4.05      Utilities.............................................................................10
         Section 4.06      Personal Property Taxes...............................................................10
         Section 4.07      Liens.................................................................................10
         Section 4.08      Security Deposit......................................................................10
         Section 4.09      First Month's Rent....................................................................11
         Section 4.10      Signs.................................................................................11
         Section 4.11      Surrender.............................................................................11
         Section 4.12      Telephone Service.....................................................................11

ARTICLE 5         LANDLORD'S COVENANTS AND RIGHTS................................................................12
         Section 5.01      Subordination.........................................................................12
         Section 5.02      Estoppel............................................................................. 12
         Section 5.03      Landlord's Services...................................................................12
                  A.       Services to Premises..................................................................12
                  B.       Services to Building..................................................................14
                  C.       Limitations...........................................................................14
         Section 5.04      Alterations by Landlord...............................................................15
         Section 5.05      Entry by Landlord.....................................................................15

ARTICLE 6         GENERAL PROVISIONS.............................................................................15
         Section 6.01      Parking...............................................................................15
         Section 6.02      Assignment and Subletting ............................................................16
                  A.       Tenant's Covenants....................................................................16
                  B.       Operations of Consent.................................................................16
                  C.       Effectiveness of Assignment or Sublease...............................................18
                  D.       Certain Transfers.....................................................................18
                  E.       Rights of Landlord....................................................................18
                  F.       Survival..............................................................................18

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
         Section 6.03      Eminent Domain........................................................................18
                  A.       Taking................................................................................18
                  B.       Partial Taking of Building............................................................18
                  C.       Surrender.............................................................................19
                  D.       Partial Taking of Premises............................................................19
                  E.       Awards................................................................................19
         Section 6.04      Default/Remedies......................................................................19
                  A.       Events of Default.....................................................................19
                  B.       Deliberate Default....................................................................21
                  C.       Remedies..............................................................................21
                                    (1)     Repossession without Termination.....................................22
                                    (2)     Repossession with Termination........................................23
         Section 6.05      Damage by Fire or Other Casualty......................................................24
         Section 6.06      Landlord's Lien and Security Interest.................................................25
         Section 6.07      Waivers of Claims.....................................................................26
         Section 6.08      Bankruptcy............................................................................26

ARTICLE 7         MISCELLANEOUS PROVISIONS.......................................................................27
         Section 7.01      Late Charges..........................................................................27
         Section 7.02      Holding Over..........................................................................27
         Section 7.03      Notices...............................................................................27
         Section 7.04      Authority of Tenant...................................................................28
         Section 7.05      Financial Statements..................................................................28
         Section 7.06      Venue.................................................................................29
         Section 7.07      Statutory Remedies Waiver.............................................................29
         Section 7.08      Authorities for Action................................................................29
         Section 7.09      Brokerage.............................................................................29
         Section 7.10      Definition of Landlord................................................................29
         Section 7.11      Entire Agreement......................................................................29

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
         Section 7.12      Jury Trial Waiver.....................................................................30
         Section 7.13      Force Majeure.........................................................................30
         Section 7.14      Severability..........................................................................30
         Section 7.15      No Offer, Option, Etc.................................................................30
         Section 7.16      Relationship of Parties...............................................................30
         Section 7.17      Name of Building......................................................................30
         Section 7.18      Successors Bound......................................................................30
         Section 7.19      Interpretation........................................................................31
         Section 7.20      Restrictive Covenants.................................................................31
         Section 7.21      Time of Essence.......................................................................31
         Section 7.22      Easements.............................................................................31
         Section 7.23      Enlarging the Building................................................................31
         Section 7.24      Limitation of Landlord Liability......................................................32
         Section 7.25      No Recordation; Notice to Mortgagee...................................................32
         Section 7.26      Rules and Regulations.................................................................32
         Section 7.27      Sale, Conveyance and Assignment.......................................................33
         Section 7.28      Relocation............................................................................33
         Section 7.29      Inability to Perform; Covenants Independent...........................................33
         Section 7.30      Cumulative Remedies...................................................................33
         Section 7.31      Attorneys' Fees.......................................................................34
         Section 7.32      Continuing Liability..................................................................34
         Section 7.33      No Merger.............................................................................34
         Section 7.34      Definition of Lease...................................................................34

                             OFFICE BUILDING LEASE


                  THIS LEASE is entered into the 1st day of September, 2000, between Sorrento West Properties, Inc., a Delaware corporation ("Landlord"), whose address is 7800 East Dorado Place, Englewood, CO 80111 and Oceanic Exploration Company, a Delaware corporation ("Tenant").

                                  WITNESSETH:


                  For and in consideration of the mutual promises, covenants and agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

                                   ARTICLE 1

                             DEFINITIVE LEASE TERMS

                  SECTION 1.01 OFFICE BUILDING. The building, which together with the land and all related facilities, is located at 7800 East Dorado Place, Englewood, CO 80111 and more fully described in Exhibit A, attached hereto and made a part hereof, the "Building." For the purposes of this Lease, the Building shall be deemed to contain 68,900 square feet and the parties hereto agree to be bound by such square footage whether the same shall be more or less in actuality.

                  SECTION 1.02 PREMISES. For the purposes of this Lease, the Premises shall be Suite number 250 defined as that space shown on Exhibit B attached hereto, the "Drawing." The Premises shall be deemed to contain 4,990 rentable square feet and the parties hereto agree to be bound by such rentable square footage whether the same shall be more or less in actuality. Tenant accepts the Premises in its current "as is" condition.

                  SECTION 1.03 TERM. This Lease shall commence on the Commencement Date (hereinafter defined) and shall end on the Termination Date (hereinafter defined) and such period shall be defined as the "Term" of this Lease. The Termination Date shall be the date 5 years after the Commencement Date.

                  SECTION 1.04 COMMENCEMENT DATE. Unless otherwise agreed in writing, the Commencement Date of this Lease shall be September 1, 2000.

                  SECTION 1.05 MINIMUM RENT. Tenant agrees to pay to Landlord as Minimum Rent, without notice or demand on the first day of each successive month, during the Term of this Lease in the following monthly installments:

                           MONTHS           PAYMENTS       RENT PER
                           ------           --------       --------
                                                          SQUARE FEET
                                                          -----------

                         1  to  36         $ 7,485.00       $18.00
                        37  to  60         $ 7,692.92       $18.50
                        __  to  __         $ ________       $_____
                        __  to  __         $ ________       $_____
                        __  to  __         $ ________       $_____
                        __  to  __         $ ________       $_____


                  SECTION 1.06 GRANT. Subject to the terms, covenants, conditions and provisions of this Lease, Landlord does hereby demise and lease to Tenant and Tenant does hereby rent and take from Landlord and shall peaceably and quietly hold and enjoy the Premises, together with the right of non-exclusive use, in common with others, of automobile parking areas and other common areas and facilities which may be furnished by Landlord.

                  SECTION 1.07 ADDITIONAL RENT. Tenant agrees to pay as Additional Rent its pro rata share of expenses as defined in Article 3 hereof on the first day of each month during the Term in the same manner as Minimum Rent. Tenant agrees that the amounts indicated below are the specific amounts due as Additional Rent, but are subject to change annually as provided for within said Article.

Initial Monthly Payments:           Insurance:                        $  0
                                                                      ----
                                    Taxes:                            $  0
                                                                      ----
                                    Common Area Maintenance:          $  0
                                                                      ----
                                    Other Maintenance:                $  0
                                                                      ----
                                    Other Charges
                                      (to be defined):                $  0
                                                                      ----
                                    Other Charges
                                      (to be defined):                $  0
                                                                      ----
Total Monthly Additional Rent Due:                                    $  0
                                                                      ----

                  SECTION 1.08 USE. The Premises shall be used and occupied by Tenant (and any permitted and approved subtenants and/or assignees of Tenant) only for general office use and Tenant shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord. Such consent shall be at Landlord's sole discretion.




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




                                   ARTICLE 2

                           ALTERATIONS AND ADDITIONS

                  SECTION 2.01 ALTERATIONS BY TENANT. Tenant shall not make or allow to be made any alterations, additions or improvements (hereinafter referred to as "Alterations") to or of the Premises or any part thereof without first obtaining the written consent of Landlord. All Alterations to or of the Premises, including, but not limited to, carpet, wallcovering, paneling and built-in cabinet work, but excepting movable furniture and trade fixtures, shall become the property of Landlord and shall be surrendered with the Premises. All Alterations to or of the Premises by Tenant, shall be at Tenant's sole cost and expense.

                  All Alterations under this Section 2.01 shall be performed in a good and workmanlike manner, shall be at least equal in quality, utility and usefulness to the original work, shall be of the first class, modern character, and shall not diminish the overall value of the Building. Tenant shall submit detailed plans and specifications to Landlord for approval prior to the commencement of any Alterations.

                  All Alterations shall be done by contractors and/or mechanics approved by Landlord.

                  All Alterations shall, upon installation, become the property of Landlord and shall remain upon and be surrendered with the Premises, unless Tenant by notice to Landlord no later than thirty (30) days prior to the Termination Date or any renewal or extension thereof requests Landlord's consent to remove the same. If Landlord so consents, the same shall be removed from the Premises by Tenant prior to the Termination Date or at the end of any renewal or extension at Tenant's sole expense. Nothing in this Article shall be construed to give Landlord title to or to prevent Tenant's removal of trade fixtures or moveable office furniture and equipment, but upon removal of any such from the Premises or upon removal of any other installation as may be permitted by Landlord, Tenant shall immediately and at its expense, repair and restore the Premises to the condition existing prior to such removal. Tenant shall repair any damage to the Premises or the Building incurred during such removal. All property permitted or required to be removed by Tenant at the end of the Term or any renewal or extension remaining on the Premises after the Termination Date or the renewal or extension thereof shall be deemed abandoned and may, at the election of Landlord, either be retained as Landlord's property or may be removed from the Premises by Landlord at Tenant's expense.

                                   ARTICLE 3

                                 OPERATING COST

            SECTION 3.01 ADDITIONAL RENT. All Operating Expenses as defined within this Article 3 shall be paid by Tenant to Landlord as Additional Rent as specified in Section 1.07 hereof and this Article 3.

                  SECTION 3.02 BASE YEAR. In the event that Operating Expenses (as hereinafter defined) of any Operating Year (defined as a calendar year), other than the Base Operating Year (as hereinafter defined), during the Term or any renewal or extension thereof, exceed an amount equal to the total of the Operating Expenses for the calendar year 2001 (hereinafter referred to as the "Base Operating Year") Tenant shall pay to Landlord as additional rent Tenant's pro rata share of such excess Operating Expenses.

                  SECTION 3.03 PROPORTIONATE SHARE. Tenant's pro rata share of expenses or other amount shall be computed by multiplying said excess Operating Expenses by a fraction, the numerator of which shall be the number of rentable square feet in the Premises, and the denominator of which shall be the total number of rentable square feet of the Building.

                  SECTION 3.04 ESTIMATES AND PAYMENTS. Landlord will estimate the amount of Operating Expenses to be incurred for the ensuing calendar year and Tenant's pro rata share of same. Landlord will give Tenant notice of such estimated amounts and Tenant shall pay said amounts monthly to Landlord in the same manner as Minimum Rent. Within one hundred twenty (120) days after the end of each calendar year, Landlord will submit to Tenant a statement showing in reasonable detail the Operating Expenses for the preceding calendar year along with a reconciliation of estimated payments made by Tenant compared to Tenant's actual pro rata share. Failure by Landlord to provide to tenant such statement within said one hundred twenty (120) days shall not constitute a waiver by Landlord of its right to collect the amounts due to Landlord under this Section
3.04. Within thirty (30) days of receipt of such statement and reconciliation Tenant shall pay to Landlord any additional amounts owed to Landlord. Any monies owed Tenant by Landlord as a result of said reconciliation shall be applied by Landlord against the next accruing monthly installment(s) of Additional Rent due by Tenant under the terms of this Lease. Tenant or its representative shall have the right, at its expense during normal business hours and at the location of Landlord's books and records, to audit Landlord's books and records with respect to Operating Expenses at any time within fifteen
(15) days following the delivery by Landlord to Tenant of the statement and reconciliation. Unless Tenant shall take written exception to any item contained therein within twenty (20) days after delivery of the statement and reconciliation, such shall be considered final and accepted by Tenant. If Tenant disputes such statement and reconciliation, Tenant shall pay the monies set forth thereon and any other monies owed by Tenant under this Lease as a condition precedent to contesting said obligation. Any payments due under this
Article 3 shall be prorated for the final year of the Term on the per diem basis in such proportion as Tenant's tenancy of the Premises bears to 365 days. Tenant's obligation to pay any amounts due under this Article 3 and Landlord's obligation to refund any overpayments made by Tenant under this Article

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3, for the final year of the Term shall survive the Termination Date or earlier termination as herein provided.

                  SECTION 3.05 EXTRA CHARGES. If any expenses are incurred either due to Tenant's occupancy of the Premises or as a special request of Tenant and to the extent such expense benefits only the Tenant or the Premises, then any such expense shall be the sole obligation of Tenant and shall not be shared on a pro rata basis with the other tenants of the Building. Any such "Extra Charges" shall be due and payable by Tenant within ten (10) days of receipt of invoice for same by Tenant from Landlord.

                  SECTION 3.06 OPERATING EXPENSES DEFINED. "Operating Expenses" shall consist of all expenditures or obligations made or incurred by Landlord associated with the ownership, maintenance and operation of the Building as may be determined by Landlord to be necessary. Without limiting the generality of the foregoing, Operating Expenses shall include, but not be limited to, the following:

                           A. Taxes. Taxes shall mean all taxes and assessments and governmental charges levied, including but not limited to federal, state, county, or municipal or other taxing districts or authorities presently taxing the Building or by others, subsequently created or otherwise, and any other taxes or assessments attributable to the Building or its operation. Taxes shall further mean all rental taxes, real estate taxes and assessments or substitutes therefor or supplements thereto, upon, applicable, attributable or reasonably allocated to the Building or any part thereof, or any improvement thereon, for any tax year or other tax period or partial tax year or period during the Term hereof. If and to the extent that due to a change in the method of taxation or assessment, any franchise, capital stock, capital, rent, income, profit or other tax or charge shall be deemed a substitute, supplement or addition to the same, then all such items shall be included in the term Taxes for the purposes of this Lease. Should Landlord dispute and contest the Taxes all costs associated with such dispute or a review for reasonableness shall be considered Taxes for the purposes of this Lease.

                           B. Insurance. Insurance shall mean all insurance of any type that Landlord, in its sole discretion, shall deem necessary or advisable to carry in order to protect the Building or its interest therein. Landlord shall have the right and option but shall not be obligated to maintain Insurance, during the Term, including, but not limited to, the types and amounts that follow:

                                    (i) Comprehensive public liability and
                  property damage insurance and products liability insurance (where there is an exposure) insuring against claims for personal injury, sickness, disease or death and property damage, in or about the Building, including independent contractor coverage, with a combined single limitation of coverage in an amount not less than Three Million Dollars ($3,000,000), or with split limits of bodily injury not less than Two Million Dollars ($2,000,000) per occurrence and limits of property damage liability of not less than One Million Dollars ($1,000,000).

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                                    (ii) Fire and extended coverage insurance
                  covering the Building, against loss or damage by fire, windstorm, hail, explosion, riot, damage from aircraft and vehicles, smoke damage, vandalism, malicious mischief and such other risks as are from time to time covered under "extended coverage" endorsements and special extended coverage endorsements commonly known as "all risks" endorsements, flood and earthquake insurance in an amount equal to the greater of the full replacement value or that required by Landlord's mortgagee from time to time, and including builder's risk coverage as such applies to Landlord's Work.

                                    (iii) If the nature of Landlord's
                  undertakings with respect to this Lease and the Building requires that any or all of its employees be provided coverage under state Worker's Compensation Insurance or similar statutes, Landlord shall keep in force such statutory coverage containing statutorily prescribed limits.

                                    Landlord shall have the right and option,
                  but shall not be obligated, to change, cancel, decrease or increase the foregoing insurance, or add additional forms of insurance as Landlord shall deem necessary or desirable; and/or to obtain the foregoing forms of insurance directly and through umbrella policies or policies covering both the Building and other assets owned by or associated with Landlord.

                           C. Common Area Maintenance Costs. Common Area Maintenance Costs shall mean the maintenance of all common areas of the Building including, without limitation, all parking areas, (whether temporary or permanent), access roads, driveways, curbs, truckways, loading areas and docks, retaining walls, lighting facilities, service corridors, comfort stations, pedestrian sidewalks, stairways, plazas, corridors, lobbies, foundations, exterior and demising walls, roofs over the entire Building including the Premises, curbs, escalators, elevators, courts and ramps, decorative walls, vacant, landscaped, and planting areas and facilities, gas, water, electric, sewage, heating, ventilating, air conditioning, lighting, music and intercom, and fire suppression and warning systems, conduits and appurtenances for use by Tenant in common with other tenants, and such other areas and facilities, whether within or outside the Building, as may be designated by Landlord. Maintenance and operation of the common areas shall include, but not be limited to, the following:

                                    (i) All expenses in connection with making
                  available for use by Tenant and others the parking facilities for the Building including, but not limited to, any rent or additional rent that Landlord may be required to pay for such use, resurfacing, repainting, restripping, removal and replacement of pavement, curbs and car stops, and snow and ice removal;

                                    (ii) Wages and salaries for all employees
                  engaged in operating and maintaining, or providing security for, the Building and personnel who may provide traffic control relating to ingress and egress to and from the parking facilities to the adjacent public streets. All taxes, insurance and benefits relating to such employees shall be included;

                                    (iii) All supplies and materials used in
                  the operation and maintenance of the Building including, but not limited to, uniforms, paper products, sales or use taxes on supplies or services, painting and replacement of worn out mechanical or damaged equipment;

                                    (iv) Cost of all utilities, including but
                  not limited to, the cost of water, power, heating, lighting, air conditioning and ventilation.

                                    (v) Cost of all maintenance agreements
                  including, but not limited to, janitorial service, alarm service, window cleaning, litter control, elevator maintenance, exterminating and landscape maintenance of any kind;

                                    (vi) Amortization and interest of the cost
                  of installation of capital investment items which result in or are intended to result in a reduction in Common Area Maintenance Costs, as herein defined, or which are required under any governmental law, regulation or authority. All such costs shall be amortized over the reasonable life of the capital investment items, with the reasonable life and amortization schedule being determined in accordance with generally accepted accounting principles and in no event to extend beyond the reasonable life of the Building. Interest shall be computed at the rate of twelve percent (12%) per annum on the unamortized balance;

                                    (vii) Landlord's legal fees, management
                  fees, central accounting costs and other professional services associated with the operation and maintenance of the Building; and

                                    (viii) Cost of maintenance, repair and
                  replacements of roofs, ceilings and exterior walls, gutters, glass, plate glass, show windows, plumbing, pipes and fixtures, and other equipment; and

                                    (ix) cost of all licenses, permits and
                  other governmental charges.


                           D.       Other Maintenance. Other Maintenance shall
mean any maintenance required for the Building, the Premises or on the grounds not part of or included in Common Area Maintenance Costs.

                                   ARTICLE 4

                                TENANT COVENANTS


                  SECTION 4.01 CARE OF PREMISES. Tenant shall take good care of the Premises throughout the Term and preserve same in the condition delivered to Tenant on the Commencement Date, except for normal wear and tear and to the extent Landlord is specifically responsible therefor under this Lease. Tenant shall be responsible for all injury or damage of any kind or character to the Building, including the windows, floors, walls, ceilings, lights, electrical equipment and heating, ventilating and air conditioning equipment, caused by Tenant, its agents, servants, independent contractors or by anyone using or occupying the Premises by, through or under the Tenant. Landlord shall repair the same and Tenant shall pay the cost incurred therefor to Landlord immediately upon demand.

                  SECTION 4.02 COMPLIANCE WITH LAW. Tenant shall not use the Premises, or permit anything to be done in or about the Premises, which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which is not within the permitted use of the Premises, which will in any way increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents, or cause a cancellation of any insurance policy covering the Building or any part thereof or any of its contents.

                  SECTION 4.03 TENANT'S INSURANCE. Tenant shall at all times during the Term of the Lease keep in full force and effect, at its sole cost and expense, including, but not limited to, the types and amounts of insurance that follow:

                           A. Comprehensive public liability and property damage insurance and products liability insurance (where there is exposure) insuring against claims for personal injury, sickness, disease or death and property damage, in or about the Premises, including independent contractor coverage, with a combined single limitation of coverage in an amount not less than Three Million Dollars ($3,000,000.00) or with split limits of bodily injury not less than Two Million Dollars ($2,000,000.00) per occurrence and property damage liability not less than One Million Dollars ($1,000,000.00).

                           B. Fire and extended coverage insurance covering Tenant's merchandise, personal property, fixtures, improvements, wall coverings, floor coverings, window coverings, alterations, furniture, equipment, lighting, ceilings, heating, ventilation and air conditioning equipment, interior plumbing and plate glass, against loss or damage by fire, windstorms, hail, earthquakes, explosion, riot, floods, damage from aircraft and vehicles, smoke damage, vandalism and malicious mischief and such other risks as are from time to time covered under "extended coverage" endorsements and special extended coverage endorsements commonly known as "all risks" endorsements in an amount equal to the greater of the full replacement value or that required by Landlord's mortgagee from time to time.




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




                           C. Business interruption insurance, which will include coverage for Tenant's total rental obligation for twelve (12) full months including Minimum and Additional Rents.

                           D. If the nature of Tenant's use of the Premises requires that any or all of its employees be provided coverage under State Workers' Compensation Insurance or similar statutory coverage containing statutorily prescribed limits.

                  It is expressly understood and agreed that the foregoing minimum limits of insurance coverage shall not limit the liability of Tenant for its acts or omissions as provided in this Lease. All of the foregoing insurance policies (with the exception of Workmen's Compensation Insurance to the extent not available under statutory law) shall name Landlord (and such other interested parties as Landlord shall from time to time designate) as an additional insured and shall provide that any loss be payable to Landlord (and any other interested parties as Landlord shall designate). All insurance required hereunder shall be placed with companies approved by Landlord and licensed to do business in the State of Colorado. All such policies shall be written as primary policies, non-contributing with and in excess of coverage which Landlord may carry. Tenant shall deliver copies of all such policies and all endorsements thereto, certified as true and complete by the issuer thereof, prior to the Commencement Date, together with evidence from the insurer that such policies are fully paid for, and that no cancellation, material change or non-renewal thereof shall be effective except upon thirty (30) days' prior written notice from the insurer to Landlord and its designees. If Tenant shall fail to procure and/or maintain said insurance, Landlord may, but shall not be obligated to do so, and without waiving any other rights under this Lease, procure and maintain any one or more portions of Tenant's required insurance policies, at the expense of Tenant; and Tenant shall reimburse Landlord therefor within ten (10) days of invoice.

                  SECTION 4.04 TENANT'S INDEMNIFICATION. Tenant shall indemnify and hold Landlord harmless from and against any and all claims arising from Tenant's use of the Premises or from the conduct of its business or from any activity, work, or other things done, permitted or suffered by the Tenant in or about the Premises; any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease or arising from any act or negligence of the Tenant, or any officer, agent, employee, guest, or invitee of Tenant; and, from all costs, attorneys' fees, and liabilities incurred in the defense of any such claim or any action or proceeding brought against, out of, or in anyway related to, this Lease. Tenant, upon notice from Landlord, shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises, from any cause excepting only Landlord's negligence or intentional misconduct and, to the extent hereof, Tenant waives all claims against Landlord. Tenant shall give prompt notice to Landlord in case of casualty or accidents in the Premises.

                  Landlord or its agents shall not be liable for any loss or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other places resulting from dampness or any other cause whatsoever, except personal injury, caused by or due to the negligence of Landlord, its agents, servants or employees. Landlord or its agents shall not be liable for interference with the lights, air or for any latent defect in the Premises.

                  SECTION 4.05 UTILITIES. Without Landlord's prior written consent, Tenant shall not install any equipment (such as tabulating or computing equipment) in the Premises that requires an electrical current other than 120 volt, single phase, or equipment which (singly) consumes more than 0.5 kilowatts at rated capacity, and, in any event, the cost of special electrical installations approved by Landlord shall be paid by Tenant. Notwithstanding anything contained herein to the contrary and notwithstanding any approval thereof by Landlord, all costs for extraordinary, unusual or excessive demand for electrical or other utility service and all cost of submetering or monitoring of such use shall be borne by Tenant and Landlord reserves the right to impose an additional charge on Tenant for such extraordinary, unusual or excessive demand for electrical or other utility service in an amount reasonably determined by Landlord to be due for such extraordinary, unusual or excessive demand. These unusual costs include, but are not limited to, 24-hour service, high consumption equipment, high concentration lighting, additional HVAC supplements for equipment or lighting induced heat build-up and installation of metering equipment. Landlord reserves the right to install, at Tenant's sole cost and expense, submeters and related equipment, relating to Tenant's use of electrical or other utility services.

                  SECTION 4.06 PERSONAL PROPERTY TAXES. Tenant shall pay, or cause to be paid, before delinquency any and all taxes levied or assessed and which become payable during the term hereof upon all Tenant's leasehold improvements, equipment, furniture, fixtures, and any other personal property located in the Premises.

                  SECTION 4.07 LIENS. Tenant shall keep the Premises and the property in which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by or on behalf of Tenant. Landlord may require, at Landlord's sole option, that Tenant shall provide to Landlord, at Tenant's sole cost and expense, a lien and completion or payment and/or performance bonds in an amount equal to one and one-half (1 1/2) times the estimated cost of any improvements, additions or alterations in the Premises which the Tenant desires to make, to insure Landlord against any liability for mechanic's and materialmen's liens and to insure completion of the work. Further, Tenant shall post the property or take whatever actions are required to avail itself and Landlord of any statutory protections offered by the laws and statutes of the State of Colorado.

                  SECTION 4.08 SECURITY DEPOSIT. Concurrently with the execution of this Lease, Tenant shall deposit with the Landlord, and will keep on deposit (without interest) at all times during the Term, the sum of Seven Thousand Four Hundred Eighty-Five and No/100 Dollars ($7,485.00), as security for the faithful performance by Tenant of all the terms, conditions and covenants hereof. If, at any time during the Term, Tenant does not fulfill any of the provisions of this Lease, Landlord shall have the right to use said deposit, or so much thereof as necessary, to fulfill said provisions. In such event, Tenant shall, on written demand of Landlord, forthwith remit to Landlord a sufficient amount of cash to restore said deposit to its original amount. In the event said deposit has not been utilized as aforesaid, said deposit, or as much thereof as has not been utilized for said purposes, shall be refunded to Tenant, without interest, upon full performance of this Lease by Tenant. Landlord shall have the right to commingle said deposit with other funds of Landlord. Landlord may deliver the funds deposited herein by Tenant to the purchaser of Landlord's interest in the Premises in the event such interest be sold, and thereupon, Landlord shall be discharged from further liability with respect to such deposit. Said deposit shall not be considered as liquidated damages, and if claims of Landlord exceed said deposit, Tenant shall remain liable for the balance of such claims. Tenant's deposit shall be returned within thirty (30) days of the expiration of this Lease, so long as Tenant is not in default under the terms of this Lease.

                  SECTION 4.09 FIRST MONTH'S RENT. Landlord acknowledges receipt of Seven Thousand Four Hundred Eighty-Five Dollars ($7,485.00), to be applied toward the payment of the Minimum Rent for the first full month of Tenant's occupancy of the Premises.

                  SECTION 4.10 SIGNS. Tenant shall not erect or install any signs, without first having obtained the prior written consent and approval of the Landlord. Such approval shall be in Landlord's sole discretion. Tenant shall pay all costs of causing its permitted signs to be erected and maintained.

                  SECTION 4.11 SURRENDER. Upon the Termination Date or other termination of the Term, and without further notice, Tenant shall peaceably and quietly quit and surrender to Landlord the Premises, broom clean, in as good as condition as they were on the Commencement Date, ordinary wear and tear, loss by fire, casualty and other causes beyond Tenant's control excepted. Tenant's obligation to observe or perform this covenant shall survive the Termination Date or other termination of the Term. The voluntary or other surrender of this Lease by Tenant or the cancellation of this Lease by mutual agreement of Tenant and Landlord shall not work a merger, and shall at Landlord's option terminate all or any subleases and subtenancies or operate as an assignment to Landlord of all or any subleases or subtenancies. Landlord's option hereunder shall be exercised by notice to Tenant and to all known sublessees or subtenants in the Premises or any part thereof.

                  SECTION 4.12 TELEPHONE SERVICE. Tenant shall separately arrange with the applicable local public authorities or utilities as the case may be, and directly pay for the furnishing, installation and maintenance of all telephone services and equipment as may be required by Tenant in the use of the Premises. Landlord shall not be liable for any damage resulting from Tenant's inability to receive such services and any such inability shall not relieve Tenant of any of its obligations under this Lease.

                                   ARTICLE 5

                        LANDLORD'S COVENANTS AND RIGHTS


                  SECTION 5.01 SUBORDINATION. Landlord covenants and agrees that upon performance by Tenant of all of the covenants, agreements and provisions hereof on Tenant's part to be kept and performed, Tenant shall have, hold and enjoy the Premises, subject and subordinate to the rights set forth herein, provided, however, that no diminution or abatement of payments due hereunder shall be claimed by or allowed to Tenant for inconvenience or discomfort arising from the making of any repairs or improvements to the Premises or the Building, nor for any space taken to comply with any law, ordinance or other governmental authority, except as provided for herein. The obligation of Tenant to pay rent of all kinds hereunder is an independent covenant and an absolute obligation. Tenant's rights hereunder and this Lease are subject and subordinate to: (1) any reciprocal easement agreements or any other easement and (2) the lien of any mortgage, which Landlord may now or hereafter place upon the Premises and the Building. Tenant agrees to attorn to the mortgagee or such other person, upon all the terms, covenants and agreements set forth in this Lease. Tenant agrees to do and does hereby appoint Landlord as its attorney-in-fact to execute or obtain execution of such instruments as may be necessary to effect said subordination and attornment. Such instruments may require Tenant to notify the mortgagee of defaults by Landlord hereunder, to make rental payments to the mortgagee upon proper notice, and to allow the mortgagee a reasonable time to cure defaults hereunder if Landlord has not done so.

                  SECTION 5.02 ESTOPPEL. Tenant shall at any time and from time to time upon not less than ten (10) days prior written request by Landlord, execute, acknowledge and deliver to Landlord an estoppel certificate certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same are in full force and effect as modified) and stating the modifications and the dates to which the Base Rent and Additional Rent have been paid in advance, if any, it being intended that any such statement delivered pursuant to this paragraph may be relied upon by a prospective purchaser of Landlord's interest or a mortgagee of Landlord's interest or assignee of any mortgage upon Landlord's interest in the Building or any other party which Landlord wishes to receive said estoppel certificate. Tenant hereby constitutes and appoints Landlord as Tenant's attorney-in-fact to execute any such estoppel certificate or certificate if Tenant does not execute and deliver the same.

                  SECTION 5.03 LANDLORD'S SERVICES. Landlord shall operate and maintain the Building in accordance with all applicable laws and regulations. Subject to Tenant's payment of its Minimum Rent and such additional charges as are set forth in this Lease, including without limitation, Operating Costs, Landlord shall provide the following services:

                           A. Services to Premises: Landlord shall provide to the Premises:

                                    (i) Heated and refrigerated air
                  conditioning in season at such temperature and in such amounts as shall be considered by Landlord to be standard during the usual and customary business hours of 8:00 a.m. to 6:00 p.m., Monday through Friday, and 9:00 a.m. to 12:00 noon on Saturday. Sundays, legal holidays, and any hours outside those herein defined are not considered usual and customary business hours, and such service will be provided at these times only at the written request of Tenant, who shall pay, upon demand, for such services a reasonable rate to be determined from time to time by Landlord. Any such charge shall be subject to a minimum usage fee based on the cost of three (3) hours service. Whenever machines, equipment, or nonstandard lighting that generate abnormal heat are used in the Premises which affect the temperature otherwise maintained by the air conditioning system, Landlord shall have the right to install supplemental air conditioning equipment in or about the Premises, and the cost thereof, including the cost of installation, operating, use, maintenance, and metering, shall be paid by Tenant to Landlord on demand together with interest at the highest lawful rate per annum from the due date until paid.

                                    (ii) Throughout the Term, Landlord shall
                  redistribute electrical energy to the Premises (not exceeding the present electrical capacity of the Building) upon the following terms and conditions:

                                            (1) Landlord shall not be liable in
                           any way to Tenant for any loss, damage, failure, effects or change in the quantity or character of electricity furnished to the Premises or if such quantity or character of electricity furnished to the Premises is no longer available or suitable for Tenant's requirements or due to any cessation, diminution or interruption of the supply thereof;

                                            (2) Landlord shall be responsible
                           for replacing all light bulbs, fluorescent lamps, and all ballasts used by the Tenant in the Premises except that Tenant shall be responsible for replacing all lamps, bulbs, and ballasts in nonbuilding standard fixtures;

                                            (3) All meters and additional panel
                           board transformers, feeders, risers, wiring and other conductors and equipment which may be required to obtain additional electric energy, from the public utility company for Tenant's purposes shall be installed and maintained at Tenant's sole expense; and

                                            (4) Landlord shall not be liable in
                           the event of any interruption in the supply of electricity, or of any other utility, including but not limited to, air conditioning, heat or water, and Tenant agrees that such supply may be interrupted for inspection, repairs, replacement and in emergencies. The failure to furnish or the interruption of the same shall not be construed as a constructive eviction of Tenant, and shall not excuse Tenant from failing to perform any of its obligations hereunder.

                                    (iii) Janitor service on a five (5) day
                  week basis at no extra or additional charge; provided, however, if Tenant's floor covering or other improvements is other than building standard, Tenant shall pay the additional cleaning cost attributable thereto. Tenant's failure to pay such charges shall constitute default hereunder.

                  B.       Services to Building: Landlord shall provide in the
         Building:

                                    (i) Water (hot, cold and refrigerated) at
                  those points of supply provided for general use of tenants in the Building;

                                    (ii) Elevator service in common with other
                  tenants, if needed and already existing, for ingress to and from the Premises; and

                                    (iii) Heat, ventilation, cooling, lighting,
                  electric, power and domestic running water, in those areas of the Building as may, from time to time, be designated by Landlord for use during normal business hours by Tenant in common with all tenants and other persons in the Building but under exclusive control of Landlord.

                           C. Limitations: Landlord shall operate, maintain, repair and replace the systems, facilities and equipment directly necessary for the provision of Landlord's services under this Section
         5.03 (except as such may be installed by or be the property of Tenant), and shall be responsible for and shall expeditiously maintain and repair the foundations, structure and roof of the Building provided that;

                                    (i) If all or part of such systems,
                  facilities, and equipment are destroyed, damaged or impaired, Landlord shall have a reasonable time in which to complete the necessary repair or replacement, and during that time shall be required only to maintain such services as are reasonably possible under the circumstances;

                                    (ii) Landlord may temporarily discontinue
                  such services or any of them at such times as may be necessary due to causes (except lack of funds) beyond the reasonable control of Landlord or for purposes of maintenance, repair, replacement, testing or examination;

                                    (iii) Landlord shall use reasonable
                  diligence in carrying out its obligations under this Section
                  5.03 but shall not be liable under any circumstances for any consequential damage to any person or property for any failure to do so;

                                    (iv) No reduction or discontinuance of such
                  services under this Section 5.03 shall be construed as an eviction of Tenant or (except as specifically provided in this Lease) release Tenant from any obligation of Tenant under this Lease; and

                                    (v) Nothing contained herein shall derogate
                  from the provisions of Section 6.05 entitled Damage by Fire or Other Casualty.

                  SECTION 5.04 ALTERATIONS BY LANDLORD. Landlord may from time to time:

                           A. Make repairs, replacements, changes or additions to the structure, systems, facilities and equipment in the Premises where necessary to service the Premises or other parts of the Building;

                           B. Make changes in or additions to any part of the Building not in or forming part of the Premises; and

                           C. Change or alter the location of any areas of the Building which may, from time to time, be designated by Landlord for use during normal business hours by Tenant in common to all tenants and other persons in the Building but under the exclusive control of Landlord.

                  In connection therewith, Landlord and/or its representatives may enter on or about the Premises and other areas of the Building with such material as Landlord may deem necessary, and may erect scaffolding and all other necessary structures on or about the Premises or the Building. Tenant waives and releases any claims for damage including loss of business resulting therefrom; provided, however, that in the exercise of its rights hereunder, Landlord shall not unreasonably interfere with the conduct of Tenant's business.

                  SECTION 5.05 ENTRY BY LANDLORD. Landlord reserves, and shall at any and all times have the right to enter the Premises to inspect the same, to submit said Premises to prospective purchasers or tenants, and to post notices of non-responsibility. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults, safes and files, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency, in order to obtain entry to the Premises without liability to Tenant except for any failure to exercise due care for Tenant's property. Any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof.


                                   ARTICLE 6

                               GENERAL PROVISIONS

         SECTION 6.01 PARKING. Tenant warrants that it has inspected the area and size of the parking areas, and that they are sufficient for its needs.

                  All parking areas furnished by Landlord shall be subject to the reasonable control and management of the Landlord who shall have the right, but not the obligation, from time to time to establish, modify and enforce reasonable rules and regulations with respect thereto. The Tenant agrees to abide by all such rules and regulations. Landlord further reserves the right to change the area, to rearrange the area, and to restrict or eliminate the use of any parking areas and do such other acts in and to said areas as Landlord shall, in its sole discretion, determine. All such actions, including such action or inaction as to rules and regulations for the parking areas, shall not be deemed an eviction of Tenant or a disturbance of Tenant's use of the Premises. Landlord may, at its sole and exclusive discretion, designate areas for parking by Tenant's employees, and Tenant shall thereafter be responsible to ensure that its employees park in the designated areas.

                  SECTION 6.02  ASSIGNMENT AND SUBLETTING.

                           A. Tenant's Covenants. Tenant for itself, its heirs, distributees, successors and assigns, expressly covenants that it shall not by operation of law or otherwise assign, sublet, encumber or mortgage this Lease, or any part thereof, or permit the Premises to be used by others without the prior written consent of Landlord. Any attempt by Tenant to assign, sublet, encumber or mortgage this Lease, without obtaining Landlord's prior written consent, shall be null and void. The consent by Landlord to any assignment, mortgage, encumbrance, subletting or use of the Premises by others, shall not constitute a waiver of Landlord's right to withhold its consent to any other assignment, mortgage, encumbrance or use by others of the Premises. Without the prior written consent of Landlord, this Lease and the interest therein or any assignees of Tenant herein, shall not pass by operation of law, and shall not be subject to garnishment or sale under execution in any suit or proceeding which may be brought against or by Tenant or any assignee of Tenant. Consent to any such assignment or subletting shall in no way relieve Tenant of any liability under this Lease. Notwithstanding anything to the contrary, Tenant agrees not to enter into any agreement to lease or sublease any portion of the Premises to any tenant or other occupant of any portion of the Building. The absolute and unconditional prohibitions in this
         Section 6.02 and Tenant's agreement thereto are material inducements to Landlord to enter into this Lease with Tenant and any breach or attempted breach thereof shall constitute a material default hereunder permitting Landlord to exercise all remedies provided for herein or in law or in equity on a default by Tenant.

                           B. Operations of Consent. If Tenant requests Landlord's consent to any assignment of this Lease or a subletting of all or any part of the Premises, Tenant shall submit to Landlord:

                                    (i)      the name of the proposed assignee
                                             or subtenant;

                                    (ii)     the terms of the proposed
                                             assignment or subletting;

                                    (iii)    the nature of the proposed
                  assignee or such subtenant's business and its proposed use of the Premises; and

                                    (iv) such information as to its financial
                  responsibility and general reputation as Landlord may require.

                           Landlord shall then have the following options, to be exercised by notice ("Landlord's Notice") given to Tenant within thirty (30) days after receipt of Tenant's request for consent (or thirty (30) days after receipt of additional financial and credit information requested by Landlord, whichever is later):

                                    (1) Landlord may require Tenant to
                  surrender the Premises to Landlord and to accept a termination of this Lease as of a date to be designated by Landlord in the Landlord's Notice, which date shall not be less than sixty (60) days nor more than one hundred twenty
                  (120) days following the date of Landlord's Notice, and this Lease shall expire on such date as if that date had been originally fixed as the Termination Date;

                                    (2) Landlord may elect to consider Tenant's
                  request, provided that no Event of Default is in existence and further provided that the following further conditions shall be fulfilled:

                                            (a) The subletting or assignment
                           shall be to a tenant whose occupancy will be in keeping with the dignity and character of the then use and occupancy of the Building and whose occupancy will not be more objectionable or more hazardous than that of Tenant herein or impose any additional burden upon Landlord in the operation of the Building;

                                            (b) Tenant shall not receive any
                           money from the assignee, whether in the form of monthly rentals, key money, fixture fees or otherwise, in excess of the rent being paid to Landlord under this Lease. If any such money is paid to Tenant, Tenant shall promptly pay over such amount to Landlord;

                                            (c) The proposed sublessee or
                           assignee shall be a reputable party whose financial net worth and financial responsibility is, considering the obligations undertaken, reasonably satisfactory to Landlord; and

                                            (d) The subletting or assignment
                           shall be expressly subject to all of the obligations of Tenant under this Lease and the further condition that the Lease and Premises shall not be assigned, encumbered, transferred, or subleased, in whole or in part, or any part thereof suffered or permitted by the sublessee to be used or occupied by others, without the prior written consent of Landlord in each instance.

                           C. Effectiveness of Assignment or Sublease. No permitted or consented to assignment or subletting shall be effective or valid for any purpose whatsoever unless and until a counterpart or copy of the assignment or sublease shall have been first delivered to Landlord, and, in the event of an assignment, until Tenant has delivered to Landlord a written agreement executed and acknowledged by Tenant and such assignee wherein such assignee shall assume jointly and severally with Tenant the due performance of Tenant's obligations under this Lease to the Termination Date, notwithstanding any other or further assignment.

                           D. Certain Transfers. Any transfer by operation of law or otherwise, of (i) Tenant's interest in this Lease; (ii) a 50% or greater equity, capital, profits or voting interest in Tenant (whether stock, partnership interest or otherwise, and aggregating the current transfer with previous transfers); or (iii) practical control of Tenant and its affairs, shall be deemed an assignment of this Lease for purposes of this Section 6.02.

                           E. Rights of Landlord. If Tenant's interest in this Lease is assigned, whether or not in violation of the provisions of this Lease, Landlord may collect all rent paid by the assignee; if the Premises or any part thereof are sublet to, or occupied by, or used by, any person other than Tenant, whether or not in violation of this Lease, Landlord, after default by Tenant under this Lease, may collect all rent paid by the subtenant, user or occupant. In either case, Landlord shall apply the net amount collected to the rent reserved in his Lease, but neither any such assignment, subletting, occupancy, or use, nor any such collection or application shall be deemed a waiver of any term, covenant or condition of this Lease or the acceptance by Landlord of such assignee, subtenant, occupant or user as a tenant. Tenant agrees to pay to Landlord any reasonable attorneys' fees and other expenses incurred by Landlord in connection with any proposed assignment of Tenant's interest in this Lease or any proposed subletting of the Premises or any part thereof.

                           F. Survival. In no event shall any assignment or subletting to which Landlord may consent, release or relieve Tenant from its obligations to fully perform all of the terms, covenants and conditions of the Lease on its part to be performed. Any subtenant entering into occupancy of the Premises shall be deemed to have consented to Landlord's ability to commence legal proceedings against it, with or without naming Tenant as a party to such proceedings.

                  SECTION 6.03      EMINENT DOMAIN.

                           A. Taking. If during the Term all of the Premises shall be taken for any public or quasi-public use under any statute or by right of eminent domain, or purchased under threat of such taking, this Lease shall automatically terminate on the date on which the condemning authority takes possession of the Premises, "Date of such Taking."

                           B. Partial Taking of Building. If during the Term only part of the Building is taken or purchased as set out in this
         Section 6.03, then;

                                    (i) if in the reasonable opinion of
                  Landlord substantial alteration or reconstruction of the Building is necessary or desirable as a result thereof, whether or not the Premises are or may be affected, Landlord shall have the right to terminate this Lease by giving the Tenant at least thirty (30) days written notice of such termination; and

                                    (ii) if more than one third (1/3) of the
                  number of square feet in the Premises is included in such taking or purchase, Tenant shall have the right to terminate this Lease by giving Landlord at least thirty (30) days' written notice thereof and this Lease shall terminate upon the Date of such Taking.

                  If either party exercises its right of termination hereunder, this Lease shall terminate on the date stated in the notice; provided, however, that no termination pursuant to notice hereunder may occur later than sixty
(60) days after the Date of such Taking.

                           C. Surrender. On any such date of termination under this Section 6.03, Tenant shall immediately surrender to Landlord the Premises and all interests therein under this Lease. Landlord may re-enter and take possession of the Premises and remove Tenant therefrom. In the event that the entire Premises are taken, Minimum Rent and other charges shall abate on the date that Tenant no longer has possession of the Premises. After such termination, and on notice from Landlord stating the Minimum Rent and other charges then owing, Tenant shall forthwith pay Landlord such Minimum Rent and other charges.

                           D. Partial Taking of Premises. If any portion of the Premises (but less than the whole thereof) is so taken, and no rights of termination herein conferred are timely exercised, the Term of this Lease shall expire with respect to the portion so taken on the Date of such Taking. In such event the Minimum Rent and other charges payable hereunder with respect to such portion so taken shall abate on such date, and the Minimum Rent and other charges thereafter payable with respect to the remainder not so taken shall be adjusted pro rata by Landlord in order to account for the resulting reduction in the number of square feet in the Premises.

                           E. Awards. Upon any such taking or purchase, Landlord shall be entitled to receive and retain the entire award or consideration for the affected lands and improvements. Tenant shall not advance any claim against Landlord for the value of its property or its leasehold estate or the unexpired Term of the Lease, or for costs of removal or relocation, or business interruption expense or any other damages arising out of such taking or purchase.

                  SECTION 6.04      DEFAULT/REMEDIES.

                           A. Events of Default. If any one or more of the following acts or occurrences (any one of such being hereinafter called an "Event of Default") shall happen then Landlord may exercise the rights and remedies hereinafter provided, in addition to those otherwise provided in law or in equity:

                                    (i) Tenant shall fail to pay any Minimum
                  Rent, Additional Rent, or other sums payable by Tenant under this Lease as and when the same shall be due and payable;

                                    (ii) Tenant shall default in the
                  performance of or compliance with any of the other covenants, agreements, terms or conditions of this Lease to be performed by Tenant (other than any default curable by payment of money), and such default shall continue for a period of fifteen (15) days after written notice thereof from Landlord to Tenant, or, in the case of a default which cannot with due diligence be cured within fifteen (15) days, Tenant shall fail to proceed promptly after the giving of such notice and with all due diligence to cure such default; or

                                    (iii) Tenant or any Guarantor shall become
                  insolvent or unable to pay its debts as they become due, or Tenant or any Guarantor notifies Landlord that it anticipates either condition; Tenant or any Guarantor takes any action to, or notifies Landlord that Tenant intends to file a petition under any section or chapter of the Bankruptcy Code, as amended from time to time, or under any similar law or statute of the United States or any state thereof; or a petition shall be filed against Tenant or any Guarantor under any such statute or Tenant, any Guarantor or any creditor of Tenant or any Guarantor notifies Landlord that it knows that such petition will be filed; or a receiver or other custodian shall be appointed for Tenant or any Guarantor, whether or not the same shall relate to their interests in the leasehold; or

                                    (iv) if, within sixty (60) days after the
                  filing of an involuntary petition in bankruptcy against Tenant or any Guarantor of this Lease or the commencement of any proceeding against Tenant or any Guarantor of this Lease seeking any reorganization, composition, readjustment or similar relief under any law, such proceeding shall not have been dismissed, or if, within sixty (60) days after the appointment, without consent or acquiescence of Tenant or Guarantor of this Lease, or any trustee, receiver or liquidator of Tenant or of any Guarantor of this Lease, or of all or any substantial part of the properties of Tenant or of any Guarantor of this Lease or of all or any part of the Premises, such appointment shall not have been vacated or stayed on appeal or otherwise, or if, within sixty (60) days after the expiration of any such stay, such appointment shall not have been vacated, or if within sixty (60) days after the taking of possession, without the consent or acquiescence of Tenant or any Guarantor of this Lease, by any governmental office or agency pursuant to statutory authority for the governmental office or agency pursuant to statutory authority for the dissolution or liquidation of Tenant or any Guarantor of this Lease, such taking shall not have been vacated or stayed on appeal or otherwise; or

                                    (v) the Premises have the appearance of
                  abandonment for a continuing period of ten (10) days; or

                                    (vi) a tax lien or a mechanic's and/or
                  materialmen's lien shall be filed against any property of Tenant; or

                                    (vii) Tenant or any Guarantor of this Lease
                  shall default under any other lease or sublease with Landlord or Landlord's agent; or

                                    (viii) Tenant makes a bulk sale of its
                  goods or moves or commences, attempts or threatens to move its goods, chattels and equipment out of the Premises (other than in the normal course of its business) or ceases to conduct business from the premises.

                           B. Deliberate Default. If an Event of Default occurs two (2) times in any period of six (6) months, then, notwithstanding that each such Event of Default shall have been cured, any further default shall be deemed to be deliberate, and Landlord may exercise the remedies provided herein or at law or in equity upon giving notice as provided in this Lease or as may be required by law and without affording Tenant an opportunity to cure such Event of Default.

                           C. Remedies. Upon the occurrence of any Event or Events of Default by Tenant, whether enumerated within this Section
         6.04 or not, Landlord shall have the option to pursue any one or more of the following remedies without any notice except as provided for herein or demand for possession whatsoever (and without limiting the generality of the foregoing, Tenant hereby specifically waives notice and demand for payment of rent or other obligations due and waives any and all other notices of demand requirements imposed by applicable law):

                                    (i) terminate this Lease in which event
                  Tenant shall immediately surrender the Premises to Landlord;

                                    (ii) terminate Tenant's right to occupy the
                  Premises and re-enter and take possession of the Premises (without terminating this Lease);

                                    (iii) enter upon the Premises and do
                  whatever Tenant is obligated to do under the terms of this Lease; and Tenant agrees to reimburse Landlord on demand for any expense which Landlord may incur in effecting compliance with Tenant's obligations under this Lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action; and

                                    (iv) exercise all other remedies available
                  to Landlord at law or in equity, including, without limitation, injunctive relief of all varieties.

                                            (1) Repossession without
                           Termination. In the event Landlord does not elect to terminate this Lease, but to the contrary, elects to re-enter and take possession of the Premises without terminating this Lease as permitted in subparagraph
                           (ii) of the immediately preceding paragraph of this
                           Section 6.04, such re-entry shall not relieve Tenant of its liabilities and obligations under this Lease, whether or not the Premises shall be relet. In the event Landlord re-enters the Premises, or the Premises are abandoned or become vacant for any reason, Landlord may in its own name but as agent for Tenant if this Lease not be terminated (or if this Lease be terminated, on its own behalf), relet the Premises for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the term of this Lease) and on such conditions (which may include concessions of free rent and alterations of the Premises) as Landlord, in its sole discretion may determine and may collect and receive the rents therefor. Landlord shall in no way be responsible or liable for any failure to relet the Premises or any part thereof, or for any failure to collect any rent due upon such reletting.

                                    In the event Landlord elects to re-enter or
                           take possession of the Premises after Tenant's default, in no way shall the re-entry, possession or reletting of the Premises by Landlord be construed as an election by Landlord to terminate this Lease unless written notice of such intention has been given to Tenant, the Landlord and Tenant intending by these presents to memorialize their intent that in such event Tenant shall remain liable for future rent and all other charges, notwithstanding said re-entry, possession or reletting of the Premises. Tenant hereby waives notice of such re-entry or repossession and of Landlord's intent to re-enter or retake possession. Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, expel or remove Tenant and any other person who may be occupying said Premises or any part thereof. All Landlord's remedies shall be cumulative and not exclusive. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an Event of Default shall not be deemed or construed to constitute a waiver of such default.

                                    Without limiting Landlord in the exercise
                           of any right or remedy which Landlord may have and regardless of whether this Lease shall have been earlier terminated, Landlord, at its sole election and in either event, may recover from Tenant all damages incurred by Landlord by reason of Tenant's default including, without limitation, rent as it becomes due or the worth at the time of an award of the unpaid rent and all other charges remaining unpaid for the remainder of the Term, any costs or expenses incurred by Landlord in maintaining or preserving the Premises after such default, the cost of recovering possession of the Premises after such default, the cost of maintaining or preserving the Premises after such default, the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, Landlord's reasonable attorneys' fees, free rent and any real estate commission paid or payable and any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform.


                                            (2) Repossession with Termination.
                           In the event that Landlord shall have terminated this Lease then, in that event and in addition to the foregoing and whatsoever other remedies Landlord may have, Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default including: the worth at the time of the award of unpaid Minimum Rent, Additional Rent, and other charges which have been earned at the time of the termination; the worth at the time of the award of the amount by which the unpaid Minimum Rent, Additional Rent, and other charges which would have been earned after termination until the time of the award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; the worth at the time of the award of the amount by which the unpaid Minimum Rent, Additional Rent, and other charges which would have been paid for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; and any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under the Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to any costs or expenses incurred by Landlord in maintaining or preserving the Premises after such default, the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation or alteration of the Premises, Landlord's reasonable attorneys' fees incurred in connection therewith, free rent and any real estate commission paid or payable.

                                    In no event shall Tenant be entitled to
                           receive the benefit of Landlord having relet the Premises at a greater rental rate than hereunder.

                                    No payments of money by Tenant to Landlord
                           after the expiration or other termination of the Term after the giving of any notice by Landlord to Tenant shall reinstate, continue to extend the Term or make ineffective any notice given to Tenant prior to the payment of such money. After the service of notice or commencement of a suit, or after final judgment granting Landlord possession of the Premises, Landlord may receive and collect any sums due under the Lease, and the payment thereof shall not make ineffective any notice, or in any manner affect any pending suit or judgment theretofore obtained.

                  SECTION 6.05 DAMAGE BY FIRE OR OTHER CASUALTY. If the Premises shall be damaged by fire or other casualty not arising from the fault or negligence of Tenant or its servants, agents, employees, invitees or licensees, except as otherwise provided in this Section 6.05, the damages shall be repaired by and at the expense of Landlord with reasonable promptness, provided always, however, and upon the express condition that there are funds available to Landlord from casualty insurance policy proceeds actually paid to and received by Landlord for such repair work; and provided further that such duty to repair by Landlord shall at all times be subject to the obtaining of all necessary government approvals and subject to the approval and consent of the then mortgagee and the willingness of such mortgagee to make the proceeds of casualty insurance policies payable to such mortgagee available to Landlord for such purposes. The Minimum Rent and any other charges until such repairs shall be made shall be equitably abated according to the part of the Premises which is usable by Tenant. Tenant shall repair or replace its own furniture, furnishings and equipment. Landlord shall not be liable for any delay caused by Force Majeure (hereinafter defined). If the Premises are totally damaged or are rendered wholly untenantable by fire or other casualty, or if Landlord's architect certifies that it cannot be repaired within one hundred eighty (180) days of the casualty or if Landlord shall decide not to repair the same, or shall decide to demolish the Building or not to rebuild it, then Landlord shall, within one hundred eighty (180) days after such fire and other casualty, give Tenant a notice of such decision, and thereupon the Term shall expire ten
(10) days after such notice is given and Tenant shall vacate the Premises and surrender the same to Landlord.

                  If Landlord does not substantially complete the repair and restoration of the Premises within twelve (12) months from the date of the casualty (subject to Force Majeure) then Tenant shall have the right to cancel and terminate this Lease upon the delivery of a notice to Landlord delivered not less than thirty (30) days after the expiration of the aforesaid twelve
(12) month period.

                  Tenant waives the benefit of any statutes of the State of Colorado allocating insurance proceeds or requiring application thereof in specific ways or relieving Tenant of rental obligations and agrees that Tenant will not be relieved of the obligations to pay the Minimum Rent or any other charges in case of damage to or destruction of the Building, or the Premises, except as provided by this Lease.

                  Anything contained in this Lease to the contrary notwithstanding, Landlord shall not be obligated to expend any funds in connection with any repair or restoration work in excess of the proceeds of insurance policy payments which are made available to Landlord by insurance carriers and by any mortgagee of the Building or Premises. Landlord's obligations in connection with such repair and/or restoration work shall be and are hereby strictly limited to the replacement of the basic building area as demised by Landlord to Tenant as of the Commencement Date of the term hereof and in no event shall Landlord be obligated to replace, repair or restore any improvements to the Premises or alterations thereof installed therein by or on behalf of Tenant nor shall Landlord be obligated in any event whatsoever to replace, repair, or restore Tenant's leasehold improvements, personal property, furniture, fixtures, equipment or the like.

                  SECTION 6.06 LANDLORD'S LIEN AND SECURITY INTEREST. In addition to the statutory landlord's lien, Landlord shall have at all times a valid security interest to secure payment of all rentals and other sums of money becoming due hereunder from Tenant and to secure payment of any damages or loss which Landlord may suffer by reason of the breach by Tenant of any term, covenant or conditions contained herein, upon all property of Tenant presently, or which may hereafter be situated on the Premises, and all proceeds therefrom, and such property shall not be removed therefrom without the consent of Landlord until all arrearages in rent as well as any and all other sums of money then due to Landlord hereunder shall first have been paid and discharged and all the terms, covenants, and conditions hereof have been fully complied with and performed by Tenant.

                  Upon the occurrence of an Event of Default by Tenant, Landlord may, in addition to any other remedies provided herein, enter upon the Premises and take possession of any and all goods, wares, equipment, fixtures, furniture, improvements, and sell the same at public or private sale, with or without having such property at the sale, giving Tenant reasonable notice of the time and place of any public sale or of the time after which any private sale is to be made, at which sale Landlord or its assigns may purchase unless otherwise prohibited by law. Unless otherwise provided by law, and without intending to exclude any other manner of giving Tenant reasonable notice, the requirement of reasonable notice shall be met if such notice is given in the manner prescribed in this Lease ten (10) days before the time of sale. Any sale made pursuant to the provisions of this paragraph shall be deemed to have been a public sale conducted in a commercially reasonable manner if held in the Premises or where the property is located after the time, place and method of sale and a general description of the types of property to be sold have been advertised in a newspaper of general circulation in Arapahoe County, State of Colorado for five (5) consecutive days before the date of the sale. The proceeds from any such disposition, less any and all expense connected with the taking of possession, holding and selling of the property (including reasonable attorneys' fees and legal expenses) shall be applied as a credit against the indebtedness secured by the security interest granted in this paragraph. Any surplus shall be paid to Tenant or as otherwise required by law; Tenant shall pay any deficiencies forthwith. Landlord acknowledges that the lien created under this paragraph shall be subordinate to any purchase money security interest relating to such goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant.

                  The provisions of this Section relating to said lien and security interest shall constitute a security agreement under the Uniform Commercial Code and Tenant agrees to execute as debtor such financing statement or statements as Landlord may now or hereafter reasonably request in order that such security interest or interest may be protected pursuant to said Code.

Landlord may at its election at any time file a copy of this Lease as a financing statement. Landlord, as secured party, shall be entitled to all the rights and remedies afforded a secured party under said Code in addition to and cumulative of the Landlord's Liens and rights provided by law or by the other terms and provisions of this Lease.

                  SECTION 6.07 WAIVERS OF CLAIMS. Landlord and Tenant hereby waive any and all rights to recover against the other and against other tenants or occupants of the Building, and against their respective officers, directors, stockholders, partners, employees, agents, representatives, customers or business visitors, for damage to such waiving party or loss of its property or the property of others under its control arising from any cause covered by any property insurance required to be carried by such waiving party hereunder or actually carried by such waiving party, to the extent of the limits of such property insurance. The foregoing waiver shall be effective only so long as it does not invalidate any insurance coverage carried by the waiving party and only so long as it is permitted by such party's insurance carrier without payment of an additional premium, but if such waiver is available at an additional premium, the party benefiting therefrom shall have the right to pay the additional premium for such waiver.

                  SECTION 6.08 BANKRUPTCY. Landlord and Tenant understand that notwithstanding certain provisions to the contrary contained herein, a trustee or debtor in possession under the Bankruptcy Code of the United States (the "Bankruptcy Code") may have certain rights to assume or assign this Lease. Landlord and Tenant further understand that in any event Landlord is entitled under the Bankruptcy Code to adequate assurances of future performance of any such assumption or assignment. The parties hereto agree that the term "adequate assurance" shall include at least the following:

                           A. In order to assure Landlord that the proposed assignee will have the resources with which to pay the rent called for herein, any proposed assignee must have demonstrated to Landlord's satisfaction a net worth (as defined in accordance with generally accepted accounting principles consistently applied) at least as great as the net worth of Tenant on the date this Lease became effective increased by seven percent (7%) for each year from the effective date of the Lease through the date of the proposed assignment. The financial condition and resources of Tenant were a material inducement to Landlord in entering into this Lease.

                           B. Any proposed assignee must have been engaged in the permitted use for at least five (5) years prior to any such proposed assignment.

                           C. In entering into this Lease, Landlord considered extensively the permitted use and determined that such permitted use would add substantially to Landlord's tenant balance and that if it were not for Tenant's agreement to make only the permitted use of the Premises, Landlord would not have entered into this Lease. Landlord's overall operation will be substantially impaired if the trustee in bankruptcy or any assignee of this Lease makes any use of the Premises other than the permitted use.

                           D. Any proposed assignee of this Lease must assume and agree to be personally bound by the terms, provisions, and covenants of this Lease.


                                   ARTICLE 7

                            MISCELLANEOUS PROVISIONS


                  SECTION 7.01 LATE CHARGES. In addition to all other remedies provided Landlord, any and all payments, whether for rentals due or other charges, adjustments or assessments, which shall remain unpaid by the fifth
(5th) day of the month in which such payments shall be due shall bear interest at the rate of 18% annually.

                  SECTION 7.02 HOLDING OVER. If, with Landlord's written consent, Tenant remains in possession of the Premises after the expiration or other termination of the Term, Tenant shall be deemed to be occupying the Premises on a month-to-month tenancy only, at a monthly rental equal to one and one-half times the Minimum Rent as determined in accordance with the terms of this Lease or such other rental as may be agreed to in writing, and such month-to-month tenancy may be terminated by Landlord or Tenant on the last day of any calendar month by delivery of at least ten (10) days advance notice of termination to the other.

                  If, without Landlord's written consent, Tenant remains in possession of the Premises after the expiration or other termination of the Term, Tenant shall be deemed to be occupying the Premises upon a tenancy at will only, at a monthly rental equal to two times the Minimum Rent determined in accordance with the terms of this Lease. Such tenancy at will may be terminated by Landlord at any time by notice of termination to Tenant, and by Tenant on the last day of any calendar month by at least three (3) days advance notice of termination to Landlord.

                  Any month-to-month tenancy or tenancy at will hereunder shall be subject to all other terms and conditions of this Lease, except that any rights of renewal, extension or expansion contained in this Lease shall all automatically and immediately terminate and be void and of no further force or effect, and nothing contained in this Section shall be construed to limit or impair any of Landlord's rights of re-entry or eviction or constitute a waiver thereof. In addition, Landlord shall be entitled to the benefit of all legal remedies that may be in force or may be hereinafter enacted relating to the speedy repossession of the Premises.

                  SECTION 7.03      NOTICES.

                           A. All rent and other payments required to be made by Tenant shall be payable to Landlord, as required below, at the appropriate address set forth below.

                           B. All payment required to be made by Landlord to Tenant shall be payable to Tenant in the manner and at the address set forth below.

                           C. Any notice or document required or permitted to be delivered by this Lease shall be deemed to be delivered (whether or not actually received) when deposited in the United States Mail, postage prepaid, certified mail, return receipt requested, addressed to the parties at the respective addresses for notices set out below or when delivered in person to same.

                           D. Either party hereto may change either the payment or notice address at any time by giving notice thereof to the other party in accordance with C. above.

LANDLORD:                                            TENANT:

         Sorrento West Properties, Inc.                             Oceanic Exploration Company

         FOR PAYMENTS:                               FOR PAYMENTS:

Payable To:                                          Payable To:
         Sorrento West Properties, Inc.                             Oceanic Exploration Company

Address To:                                          Address To:
         7800 East Dorado Place, Suite 250                          7800  East  Dorado   Place, Suite 250
         Englewood, CO 80111                                        Englewood, CO 80111

         FOR NOTICES:                                FOR NOTICES:

Name:                                                Name:
         Sorrento West Properties, Inc.                             Oceanic Exploration Company

Address:                                             Address:
         7800 East Dorado Place, Suite 250                          7800 East Dorado Place, Suite 250
         Englewood, CO 80111                                        Englewood, CO 80111

                  SECTION 7.04 AUTHORITY OF TENANT. If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the By-Laws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms. In addition, Tenant shall, within thirty (30) days after the execution of this Lease, deliver to Landlord a certified copy of a resolution of the Board of Directors of said corporation authorizing or ratifying the execution of this Lease.

                  SECTION 7.05 FINANCIAL STATEMENTS. Tenant shall furnish, from time to time when requested by Landlord, a statement of financial condition of Tenant in form reasonably satisfactory to Landlord.

                  SECTION 7.06 VENUE. All monetary obligations of Landlord and Tenant (including, without limitation, any monetary obligation of Landlord or Tenant for any breach of the respective covenants, duties, or obligations of Landlord or Tenant hereunder) are performable exclusively in Arapahoe County, State of Colorado and Landlord and Tenant agree that the venue for all actions or causes of actions relating to this Lease shall be in Arapahoe County, State of Colorado. Each party waives all rights to claim that venue for any such action or cause of action lies in any place other than Arapahoe County, State of Colorado.

                  SECTION 7.07 STATUTORY REMEDIES WAIVER. Tenant hereby waives and releases each and all rights it may not or in the future have under civil statutes, including, but not limited to, any rights Tenant may have had to a lien against Landlord's property or rents due under the Lease in the event of a breach by Landlord of the terms of this Lease.

                  SECTION 7.08 AUTHORITIES FOR ACTION. Landlord may act in any matter provided for herein by its Property Manager and any other person who shall from time to time be designated by Landlord by notice to Tenant. Tenant shall designate in writing one or more persons to act on its behalf in any matter provided for herein and may from time to time change, by notice to Landlord, such designation. In the absence of any such designation, the person or persons executing this Lease for Tenant shall be deemed to be authorized to act on behalf of Tenant in any matter provided for herein.

                  SECTION 7.09 BROKERAGE. Tenant warrants that it has had dealings only with N/A ("Broker") and/or with Landlord and its direct employees, and no other broker or agent, in connection with the negotiation or execution of this Lease and Tenant agrees to indemnify Landlord and hold Landlord harmless from and against any and all costs, expenses or liability for commissions or other compensation or charges with respect to this Lease claimed by any broker or agent, other than Broker, who claims to have dealt with Tenant or Tenant's agents. Landlord will pay Broker a commission in connection with this Lease pursuant to separate agreement between Landlord and Broker.

                  SECTION 7.10 DEFINITION OF LANDLORD. The term "Landlord" as used in this Lease means only the owner for the time being of the Building or the owner of a lease of the entire Building. In the event of any transfer of title to or lease of the Building, the Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder.

                  SECTION 7.11 ENTIRE AGREEMENT. This Lease contains the entire agreement between the parties, and any attempt hereafter made to change, modify, discharge or effect an abandonment of it in whole or in part shall be void and ineffective unless in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

                  SECTION 7.12 JURY TRIAL WAIVER. Landlord and Tenant do hereby waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matter whatsoever arising out of or in any connection with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, and/or any claim, injury or damage, or any emergency or statutory remedy.

                  SECTION 7.13 FORCE MAJEURE. If, by reason of a strike, labor troubles or other cause beyond Landlord's control, including, but not limited to, governmental preemption in connection with a national emergency or any rule, order or regulation or any action or lack thereof of any governmental authority, or conditions of supply and demand or acts of God, Landlord shall be unable to fulfill its obligations under this Lease or shall be unable to supply any service which Landlord is obligated to supply, this Lease and Tenant's obligation to pay Minimum Rent and other charges hereunder shall in no way be affected, impaired or excused.

                  SECTION 7.14 SEVERABILITY. If any term or provision of this Lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby and all other terms and provisions of this Lease shall be valid and enforced to the fullest extent permitted by law.

                  SECTION 7.15 NO OFFER, OPTION, ETC. The submission of this Lease to Tenant for examination does not constitute by Landlord a reservation of, or option to Tenant for, the Premises, or an offer to lease on the terms set forth herein, and this Lease shall become effective as a Lease Agreement only upon execution and delivery thereof by Landlord and Tenant.

                  SECTION 7.16 RELATIONSHIP OF PARTIES. Nothing contained in this Lease shall create any relationship between the parties hereto other than that of Landlord and Tenant, and it is acknowledged and agreed that Landlord does not in any way or for any purpose become a partner of Tenant in the conduct of its business, or a joint venture or a member of a joint or common enterprise with Tenant.

                  SECTION 7.17 NAME OF BUILDING. Landlord shall have the right, after thirty (30) days' notice to Tenant, to designate or change the name or numbers of the Building, during the Term without liability to Tenant.

                  SECTION 7.18 SUCCESSORS BOUND. Except as otherwise specifically provided, the covenants, terms and conditions contained in this Lease shall apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.




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                  SECTION 7.19      INTERPRETATION.

                           A. If, and to the extent that, any of the provisions of any Exhibit to this Lease conflict or are otherwise inconsistent with any of the other provisions of this Lease, or conflict with the Rules and Regulations appended to this Lease, whether or not such inconsistency is expressly noted in the Exhibit, the provisions of the Exhibit shall prevail.

                           B. The parties mutually agree that the headings and captions contained in this Lease are inserted for convenience of reference only, and are not to be deemed part of or to be used in construing this Lease.

                           C. This Lease has been executed and delivered in the State of Colorado and shall be construed in accordance with the laws of the State of Colorado, and Landlord and Tenant acknowledge that all of the applicable statutes of the State of Colorado are superimposed on the rights, duties and obligations of Landlord and Tenant hereunder and this Lease shall not otherwise provide that which said statutes prohibit.

                           D. Landlord has made no representations or promises with respect to the Premises or the Building except as expressly contained herein. Tenant has inspected the Premises and agrees to take the same in an "as is" condition, except as otherwise expressly set forth. Landlord shall have no obligation, except as herein set forth, to do any work in and to the Premises to render them ready for occupancy and use by Tenant.

                  SECTION 7.20 RESTRICTIVE COVENANTS. This Lease is subject to the terms of, and Tenant's use of the Premises is controlled by any restrictive covenants which appear of record. In the event of a conflict between this Lease and said instruments, the terms of the instruments shall control. Tenant shall execute any documents reasonably required to evidence the priority of such instruments.

                  SECTION 7.21 TIME OF THE ESSENCE. Time is of the essence hereof, and each party shall perform its obligations and conditions hereunder within the time hereby required.

                  SECTION 7.22 EASEMENTS. The Landlord shall have the right to grant any easements on, over, under and above the Premises for such purposes as Landlord determines, provided that such easements will not materially interfere with Tenant's business.

                  SECTION 7.23 ENLARGING THE BUILDING. Tenant acknowledges that the Landlord hereby reserves the right from time to time to enlarge the Building by constructing other buildings on portions of the Property with or without any new parking or common areas, and by including within the existing Building other properties now or hereafter owned by Landlord adjacent to the Property, and constructing on such additional property buildings and parking areas and common areas. In this event, such new buildings, properties, common areas and parking areas shall be treated as though they were originally a part of the Building and at the election of Landlord all common expenses, utility costs, real property taxes and other pro rata payments herein required of Tenant





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shall be applicable to such enlarged area and all improvements now or hereafter thereon; provided that in such event Tenant's pro rata share shall be appropriately adjusted to include any additional square footage contained in such new buildings or comprising additional properties added to the Building. Until Landlord makes such election, Tenant's pro rata share shall continue as though such enlargement had not occurred.

                  SECTION 7.24 LIMITATION OF LANDLORD LIABILITY. In no event shall Landlord be liable to Tenant for any failure of any other tenant in the Building to operate its business. Notwithstanding anything to the contrary provided in this Lease, it is specifically understood and agreed, such agreement being a primary consideration for the execution of this Lease by Landlord, that there shall be absolutely no personal liability on the part of Landlord, or any owners of an interest in Landlord's business, their successors, assigns, legally appointed representatives, or any mortgagee in possession (for the purposes of this paragraph collectively referred to as "Landlord") with respect to any of the terms, covenants and conditions of this Lease, and that Tenant shall look solely to the equity of Landlord in the Building of which the Premises are a part for the satisfaction of each and every remedy of Tenant in the event of any breach by Landlord of any of the terms, covenants and conditions of this Lease to be performed by Landlord, such exculpation of liability to be absolute and without any exception whatsoever. Landlord's liability shall be further limited in that, Landlord shall be liable only to the extent of its insurance and no event or circumstance shall obligate Landlord to expend funds in excess of such insurance.

                  SECTION 7.25 NO RECORDATION; NOTICE TO MORTGAGEE. Tenant agrees not to place this Lease or any memorandum of this Lease of record. Tenant agrees to an assignment by Landlord of rents and of the Landlord's interest in this Lease to a mortgagee, if the same be made by Landlord. Tenant further agrees that Tenant will give to said mortgagee a copy of any requests for performance by Landlord or notice of default by Landlord; and in the event Landlord fails to cure such default, the Tenant will give said mortgagee a reasonable period in which to cure the same. Said period shall begin with the last day on which Landlord could cure such default, before Tenant has the right to exercise any remedy by reason of such default.

                  SECTION 7.26 Rules and Regulations. The Rules and Regulations in Exhibit F have been adopted by Landlord for the safety, benefit, and convenience of all tenants and other persons in the Building. Tenant shall at all times comply with, and shall cause its employees, agents, licensees and invitees to comply with, the Rules and Regulations from time to time in effect. Landlord may from time to time, for the purpose set out in this Article, amend, delete from, or add to the Rules and Regulations, provided that any such modification:

                           A. shall not be in conflict with any other provision of this Lease;

                           B. shall be reasonable and have general application to all tenants in the Building; and




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                           C. shall be effective only upon delivery of a copy
         thereof to Tenant at the Lease Premises or posting the same upon a conspicuous place within the Building or Property upon which the Building is situate.

                  Landlord shall use its best efforts to secure compliance by all tenants and other persons with the Rules and Regulations from time to time in effect, but shall not be responsible to Tenant for failure of any person to comply with such Rules and Regulations.

                  SECTION 7.27 SALE, CONVEYANCE AND ASSIGNMENT. Subject only to Tenant's rights under this Lease, nothing in this Lease will restrict Landlord's right to sell, convey, assign or otherwise deal with the Building or Landlord's interest under this Lease. A sale, conveyance or assignment of the Building will automatically release Landlord from liability under this Lease from and after the effective date of the transfer, except for any liability relating to the period prior to such effective date; Tenant will look solely to landlord's transferee for performance of Landlord's obligations relating to the period after such effective date. This Lease will not be affected by any such sale, conveyance or assignment, and Tenant will attorn to Landlord's transferee.

                  SECTION 7.28 RELOCATION. If the Premises contain less than 10,000 square feet of area, Landlord shall have the right, at its option, upon at least sixty (60) days' written notice to Tenant, to relocate Tenant and to substitute for the Premises other space in the Building containing at least as much Area as the original Premises, which space thereafter shall be the Premises demised by this Lease. Such substituted Premises shall be improved by Landlord at its expense, with decorations and improvements at least equal in quantity and quality to those in the original Premises. Landlord shall pay the expenses reasonably incurred by Tenant in connection with such substitution of Premises, including, but not limited to, costs of moving, door lettering and telephone relocation.

                  In the event of such relocation, this Lease shall continue in full force and effect without any change in terms or other conditions, but with the new location, square footage (area) and percentage share substituted for that set forth in this Lease.

                  SECTION 7.29 INABILITY TO PERFORM; COVENANTS INDEPENDENT. This Lease and the obligations of Tenant hereunder shall not be affected or impaired because Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so. It is the intent of the parties that this Lease be construed as if the covenants herein between Landlord and Tenant are independent and are not dependent and that rent shall be payable without offset, reduction or abatement for any cause except as otherwise specifically provided in this Lease. In the event that Landlord shall be liable to Tenant for any sums or other matters, either arising out of this lease or otherwise, Tenant shall not have the right to offset or deduct such liability of Landlord to Tenant against or from the rent due to Landlord or others pursuant to the terms of this Lease.

                  SECTION 7.30 CUMULATIVE REMEDIES. No remedy or election of or by Landlord hereunder shall be deemed exclusive but shall, whenever possible, be cumulative with all other remedies at law or in equity.





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                  SECTION 7.31 ATTORNEY'S FEES. In the event any action or
proceeding is brought by either party against the other under this Lease, the prevailing party, whether by judgment or out of court settlement, shall be entitled to recover the fees of its attorneys in such action or proceeding, including costs of appeal, if any, plus court costs and other expenses of litigation. In addition, should it be necessary for Landlord to employ legal counsel to enforce any of the provision herein contained, Tenant agrees to pay all attorneys' fees, court costs, and other expenses of litigation reasonably incurred by Landlord.

                  SECTION 7.32 CONTINUING LIABILITY. No termination or expiration of this Lease shall relieve Tenant of any obligation to pay or reimburse sums to Landlord or to indemnify or hold Landlord harmless from any damage or liability, where such obligation accrues or arises prior to such termination or expiration of this Lease, and Tenant shall be required to perform such obligations notwithstanding such termination or expiration.

                  SECTION 7.33 NO MERGER. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation hereof, shall not work a merger of this Lease, unless Landlord otherwise elects, and shall either terminate any or all existing sublease or concessions, or operate as an assignment thereof to landlord, whichever Landlord shall elect.

                  SECTION 7.34 DEFINITION OF LEASE. "Lease" or "this Lease" shall mean and consist of this Lease Agreement and the following Exhibits which by this reference are incorporated herein:

                  Exhibit A:  Legal Description
                  Exhibit B:  Drawing
                  Exhibit C:  Rules and Regulations


TENANT:                            LANDLORD:

OCEANIC EXPLORATION COMPANY        SORRENTO WEST PROPERTIES, INC.



By:                                By:
   ---------------------------        ---------------------------
    Name:   Janet A. Holle             Name: Charles N. Haas
          --------------------              ---------------------
    Title:     Vice President          Title: Vice President
          --------------------               --------------------



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